united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21720

Northern Lights Fund Trust
(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska	68130
(Address of principal executive offices)	(Zip code)

James Ash, Gemini Fund Services, LLC.
80 Arkay Drive, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2619

Date of fiscal year end:	4/30

Date of reporting period:	10/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report

October 31, 2015

CMG TACTICAL FUTURES STRATEGY FUND

Class A Shares - SCOTX

Class I Shares - SCOIX

CMG GLOBAL EQUITY FUND

Class A Shares - GEFAX

Class I Shares – GEFIX

CMG TACTICAL BOND FUND (FORMERLY CMG MANAGED HIGH YIELD FUND)

Class A Shares - CHYAX

Class I Shares - CHYOX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund, the CMG Long Short Fund (formerly the CMG Tactical Futures Strategy Fund) and the CMG Tactical Bond Fund.

CMG Global Equity Fund Update

The Fund (Class A shares) returned -1.36% over the past six months (April 30, 2015 through October 31, 2015), net of fees. The Morningstar World Stock fund category, the Fund’s peer group, returned -4.23% over the past six months (April 30, 2015 through October 31, 2015). The benchmark for the Fund, the MSCI ACWI (All Country World Index), returned -4.77% over the past six months (April 30, 2015 through October 31, 2015).

The Fund was fully invested for the six month period ending October 31, 2015 and the active volatility management strategy, as implemented by AlphaSimplex, initiated a hedge in September. As downside market volatility increased during the quarter the Fund commenced incrementally hedging the equity portfolio in early September. Although downside market volatility has declined from levels reached in the summer, as of the end of October, the portfolio remains hedged.

Internationally developed stocks continue to significantly outperform emerging markets as the strong US dollar and weak commodity prices have had a disproportionate impact on emerging markets. The Fund’s stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets. In June that process led to several changes in the portfolio. A summary of those changes is provided below along with the percentage of the portfolio each holding represents as of October 31, 2015. (The following portfolio holdings are subject to change at any time and should not be considered investment advice.)

Added to the portfolio:

●	Burberry Group PLC (1.44%)

●	Fuchs Petrolub SE (1.88%)

●	Hoya Corporation (1.90%)

●	Taiwan Semiconductor Mfg. (1.84%)

●	Reckitt Benckiser Group PLC (1.92%)

●	Recordati – Industria Chimica (1.74%)

●	Walt Disney Co. (1.86%)

Removed from the portfolio:

●	Anheuser Busch – Inbev

●	Gerry Weber International AG

●	Healthcare Services Group Inc.

●	SA SA International Holdings Ltd.

●	Semen Indonesia

●	Zimmer Holdings

●	The Swatch Group

We believe that over time this process has the ability to generate attractive risk adjusted returns. We continue to believe that the environment for equities will be different as we move towards 2016. Two main headwinds are facing global equity markets: the Fed raising rates and a strong dollar. In the face of these macroeconomic forces, it will be more important to put a premium on cash flows and strong financials. We anticipate the Fund will be better able to weather a storm of tighter liquidity and a higher cost of capital then a long only index approach to investing internationally.

As of October 31, 2015 the Fund was approximately weighted 52% North America, 36% Europe and 10% Asia (includes 2% in Israel). Additionally, the Fund is exposed across the following sectors: basic materials (4.00%), consumer cyclical / discretionary (21.82%), financial services (13.95% primarily in payment processing companies like Visa and MasterCard), consumer defensive (12.51%), healthcare (12.58%), energy (1.66%), industrials (11.30%) and technology (22.20%).

CMG Long Short Fund Update

The Fund (Class A shares) returned -22.73% over the past six months (April 30, 2015 through October 31, 2015) net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned -2.19% over the past six months (April 30, 2015 through October 31, 2015). The benchmark for the Fund, the Barclay Equity Long/Short Index, returned -0.91% over the past six months (April 30, 2015 through October 31, 2015).

The strategy struggled over the past six months as the model has not been able to generate returns in a volatile market environment. The majority of the decline for the over the past six months occurred in late August due to an oversold trade mean reversion trade followed by a short trade once the core model signal turned bearish. Equity markets declined significantly in the first half of August but rallied at month end causing losses on a short trade. While we have been long-term investors in the sub-advisor’s strategy, the hit rate for the year has been below the model’s historical average. As a result, we made the decision to terminate the sub-advisor to the strategy.

Effective November 14, 2015, the following changes were made to the Fund:

●	The Fund’s current investment objective is to generate capital appreciation in rising and falling markets. The Fund’s investment objective will remain the same.

●	The name of the Fund will be changed. The Fund’s name will be the CMG Long Short Fund.

●	Scotia Partners, LLC (“Scotia”) no longer manages any portion of the assets of the Fund.

●	The Fund’s investment strategy will be managed solely by the CMG and will be adjusted to the following:

o	The Fund seeks to generate capital appreciation in rising and falling markets using a long/short strategy that invests primarily in exchange-traded funds, inverse exchange-traded funds and other mutual funds (“Underlying Funds”).

o	We will utilize a model in pursuing the Fund’s investment objective. The model monitors various market-based trend and momentum components to determine a long or short signal. The model attempts to gauge the direction of the US large cap equity market by analyzing advancing and declining sectors and trend following indicators. The direction and magnitude of changes in the breadth of US large cap equity sectors are judged to be bullish or bearish to determine long or short positions.

o	The Fund will primarily invest in Underlying Funds that are representative of various U.S. large cap equity indices.

o	The Fund will not short securities but invest in inverse exchange-traded funds in implementing its “short” strategy.

o	The Fund will no longer trade S&P 500 Index futures contracts.

o	The Fund will no longer invest on a levered basis targeting 200% of the Standard and Poor’s 500 Index (“S&P 500 Index”). The Fund will target 100% exposure long and short.

o	From time to time, the Fund may invest in Underlying Funds which invest in investment grade fixed income securities. The Fund defines investment grade fixed income securities as those rated, at the time of purchase, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined to be of comparable quality.

●	The Fund’s annual management fee will be reduced from 1.50% to 1.00%.

CMG Tactical Bond Fund Update

The Fund (Class I shares) returned -3.22% over the past six months (April 30, 2015 through October 31, 2015) net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned -1.63% over the past six months (April 30, 2015 through October 31, 2015). The benchmark for the Fund, the Barclays U.S. Corporate High Yield Bond Index, returned -3.40% over the past six months (April 30, 2015 through October 31, 2015).

The strategy began second quarter invested long in high yield bonds. High yields trended higher for most of the quarter before pulling back in June, leading to a sell signal in the Fund and a move to a defensive position and out of high yields. The Fund outperformed its peers in the nontraditional bond category and the high yield index for the quarter. Entering the third quarter, the Fund was in a defensive position and not invested long in high yield bonds. As with equity markets, the high yield bond market was volatile during the quarter. As a result, the strategy traded more frequently than its historical average and had several whipsaw trades in July and September that contributed to negative performance. The strategy finished the quarter in a defensive cash position. The third quarter gave an indication of the challenges that are likely ahead for fixed income as an accommodative Fed seeks to normalize policy and raise interest rates.

It’s been a bit of a wild ride for high yield over the last six months. Prices dropped and yields rose to north of 8%. Although that is a pretty attractive yield, risk remains high. Here are our thoughts on the high yield market heading into 2016:

●	First of all, we believe high yield is a great asset class and appropriate as a percentage allocation in many portfolios. However, the asset class, as with equities, struggles most during economic recessions.

●	The high yield market has grown from $1 trillion to $2 trillion in total size in just five years. The Fed’s zero interest rate policy caused investors to chase into riskier asset classes like high yield bond

ETF/funds and investment managers needed to put that money to work. It is our belief that a lot of bad lending has taken place in this environment.

●	We’ve seen three major buying opportunities over our many years of trend following (trading in and out) high yields. Most, if not all, came at recession lows. As a company, if you borrowed and you can’t pay it back, you default. It is difficult to find new funding during recessions and a large number of bonds are set to mature over the next several years. With a tighter credit market ahead we believe a default cycle is ahead of us. The next recession will flush out the weakest credits, in particular those tied to energy, where oil prices have impacted revenues and balance sheets as the value of untapped wells has also declined. We expect significant defaults in the next recession and our best guess is 2016 but it could be sooner or later.

High yields will struggle in the face of those headwinds and support the need for a risk managed approach as we face a different investing backdrop than the past several years. As tactical managers, we believe that actively managing risk and awaiting an opportunity to re-enter the market at lower bond prices and higher yields is prudent at this point with US monetary policy entering a tightening cycle.

Market Outlook

Starting in mid-August, equity markets declined significantly after testing all-time highs for most of the year. Fixed income markets were also volatile as the Fed created greater uncertainty on the timing of an interest rate hike, before ultimately raising rates in December. In addition to the uncertainty regarding interest rates, China was the story of the past six months as growth continued to slow and Chinese equity markets continued their crash.

The current secular bull market and economic expansion that began at the depths of the financial crisis in 2009 is long in the tooth. The US has now gone six years without a recession, unemployment has declined significantly, and corporate profitability remains near all-time highs. We do not believe that these trends will continue and while all of them may not break down, it is likely that the one way equity and fixed income markets of the past six years are likely to get much more difficult. These are not fertile conditions for a bull market. Global growth is decelerating and central bank policy from the ECB, the Bank of Japan and the Fed is diverging as each economy is now operating at different speeds – the US is looking at a tightening cycle while the ECB and BOJ are still stimulating through quantitative easing. Clearly, global coordination of economic policy is going to be more difficult. Indeed, without saying it outright, the Fed is concerned about this divergence and the impact rate hikes will have on the dollar and the knock-on effect on commodities and dollar denominated debt in emerging markets. Although unemployment has declined to the Fed’s target levels, inflation has remained well below the Fed’s target, hence the indecision for most of the year and uncertainty for investors. We don’t believe this picture is going to get much clearer in the near future and the Fed will be faced with reconciling its dual mandate as it seeks to normalize monetary policy.

The Chinese equity market continued to crash during the quarter after a spectacular run up that started in 2014. In addition to several failed market interventions (bans on short selling, trading restrictions and potential criminalization of trading), China surprised markets with an unexpected currency devaluation. Xi Jinping, the Chinese President, is attempting a controlled economic liberalization that is meant to rebalance China’s economy. His government is now backpedaling and increasing liquidity after attempting to let some air out of the credit and real estate bubbles over the past year. As Chinese growth trends lower, emerging market countries that have depended on Chinese demand for commodities are at risk. Combined with reduced capital flows and dollar denominated debts to pay, the risk is high for emerging markets. Although balance sheets are stronger than in previous emerging market crises, some countries like Brazil and Turkey are more at risk than others and bear watching more closely.

In every investment cycle there comes a time when investors should shift their focus from maximizing risk and generating return to one where capital preservation and not losing is paramount. With global growth slowing, central bank policy diverging and corporate profits at all-time highs, we believe we are at the start of a change in market direction and behavior, one that requires investors to think differently than the past six years.

Here’s to a great 2016. Stay tactical!

Kindest regards,

Stephen B. Blumenthal

Portfolio Manager

December 2, 2015

3922-NLD-12/31/2015

Additional Index Disclosure: The MSCI World NR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Morningstar World Stock Category: World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. The Morningstar World Stock Category: World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 2%-60% of assets in U.S. stocks. The Barclays U.S. Long-Term Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million of outstanding face value. The Morningstar Nontraditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. S&P 500 Total Return: is an unmanaged composite of 500 large capitalization companies. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Tactical Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2015, compared to its benchmark:

			Annualized Since
CMG Tactical Futures Strategy Fund:	Six Months	One Year	Inception*
Class A
Without sales charge	(22.73)%	(25.94)%	(13.46)%
With sales charge	(27.14)%	(30.17)%	(14.84)%
Class I	(22.53)%	(25.72)%	(13.18)%
Barclay Equity Long/Short Index	(0.91)%	3.63%	5.40%

*	Class A and Class I shares commenced operations on February 28, 2012.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 2.53% and 2.23% for Class A and Class I shares, respectively, per the Fund’s August 23, 2015 prospectus. Class A shares are subject to a sales load of up to 5.75%. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2015 (Unaudited)

Percent of
Net Assets
Short-Term Investments	89.9%
Other Assets Less Liabilities	10.1%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2015, compared to its benchmark:

			Annualized
CMG Global Equity Fund:	Six Months	One Year	Since Inception*
Class A
Without sales charge	(1.36)%	1.94%	4.40%
With sales charge	(7.03)%	(3.92)%	1.92%
Class I	(1.27)%	2.11%	4.67%
MSCI AC World Index	(4.77)%	0.50%	6.14%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted equity index designed to measure the performance of equities in developed and emerging markets. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 2.52% and 2.27% for Class A and Class I shares, respectively, per the Fund’s August 23, 2015 prospectus. Class A shares are subject to a sales load of up to 5.75%. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2015 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks
United States	48.0%	Taiwan	1.9%
United Kingdom	8.7%	Israel	1.9%
Japan	4.0%	Sweden	1.8%
Switzerland	3.8%	India	1.8%
Germany	3.8%	Norway	1.5%
France	3.8%	Short-Term Investments	10.6%
Italy	3.6%	Options Contracts - Purchased	0.6%
Denmark	3.5%	Options Contracts - Written	(0.2)%
Spain	2.1%	Liabilities in Excess of Other Assets	(3.2)%
China	2.0%	Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2015, compared to its benchmark:

			Annualized Since
CMG Tactical Bond Fund:	Six Months	One Year	Inception
Class A*
Without sales charge	N/A	N/A	(3.60)%
With sales charge	N/A	N/A	(9.17)%
Class I**	(3.22)%	(1.44)%	(1.25)%
Barclays U.S. Corporate High Yield Bond Index***	(3.40)%	(1.94)%	(1.51)%

*	Class A shares commenced operations on May 29, 2015.

**	Class I shares commenced operations on October 6, 2014.

***	Performance figure since inception is as of October 6, 2014.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. The Fund’s total operating expenses are 2.22% and 1.82% for Class A and Class I shares, respectively, per the Fund’s August 23, 2015 prospectus. Class A shares are subject to a sales load of up to 5.75%. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2015 (Unaudited)

Net Assets
Mutual Funds	80.4%
Exchange Traded Fund	12.9%
Short-Term Investments	0.0%
Option Contracts - Purchased	0.7%
Option Contracts - Written	(0.2)%
Other Assets Less Liabilities	6.2%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings

CMG Tactical Futures Strategy Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2015

Shares	Security	Value
	SHORT-TERM INVESTMENTS - 89.9%
	MONEY MARKET FUND - 89.9%
6,572,698	Federated Prime Obligations Fund, Institutional Shares, 0.10% +	$6,572,698
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,572,698)

	TOTAL INVESTMENTS - 89.9%
	(Cost - $6,572,698) (a)	$6,572,698
	OTHER ASSETS LESS LIABILITIES - 10.1%	738,921
	NET ASSETS - 100.0%	$7,311,619

+	Money market fund; interest rate reflects seven-day yield on October 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $6,572,698 and does not differ from fair value.

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2015

Shares	Security	Value
	COMMON STOCKS - 92.2%
	APPAREL - 3.6%
8,228	Burberry Group PLC	$168,229
1,768	NIKE, Inc.	231,661
		399,890
	BANKS - 5.4%
2,509	Capital One Financial Corp.	197,960
4,835	US Bancorp	203,940
3,750	Wells Fargo & Co.	203,025
		604,925
	BEVERAGES - 3.7%
1,836	Brown-Forman Corp.	210,681
1,471	Monster Beverage Corp. *	200,527
		411,208
	CHEMICALS - 5.6%
4,449	Fuchs Petrolub SE	214,534
4,426	Novozymes A/S	206,341
7,313	Victrex PLC	208,293
		629,168
	COMMERCIAL SERVICES - 1.9%
2,176	MasterCard, Inc. - Class A	215,402

	COMPUTERS - 7.5%
1,716	Apple, Inc.	205,062
3,187	Cognizant Technology Solutions Corp. - Cl. A *	217,067
10,982	Infosys, Ltd. - ADR	199,433
4,535	Syntel, Inc. *	213,326
		834,888
	COSMETICS/PERSONAL CARE - 2.0%
1,196	L’Oreal SA	219,568

	DISTRIBUTION/WHOLESALE - 3.4%
5,181	Fastenal Co.	202,888
841	WW Grainger, Inc.	176,610
		379,498
	DIVERSIFIED FINANCIAL SERVICES - 5.6%
2,633	American Express Co.	192,894
2,803	T Rowe Price Group, Inc.	211,963
2,826	Visa, Inc. - Class A	219,241
		624,098
	ELECTRONICS - 3.6%
5,500	Hoya Corp.	229,597
60,050	Rotork PLC	173,257
		402,854
	FOOD - 1.8%
2,676	Nestle SA	205,157

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2015

Shares	Security	Value
	HEALTHCARE-PRODUCTS - 3.5%
4,296	DiaSorin SpA	$193,501
2,507	Varian Medical Systems, Inc. *	196,875
		390,376
	HOUSEHOLD PRODUCTS/WARES - 3.8%
2,270	Reckitt Benckiser Group PLC	221,716
1,260	Societe BIC SA	202,063
		423,779
	INTERNET - 4.0%
303	Alphabet, Inc. - Class A *	223,429
11,674	Tencent Holdings, Ltd. - ADR	220,288
		443,717
	LEISURE TIME - 1.9%
1,332	Shimano, Inc.	212,067

	MACHINERY-DIVERSIFIED - 1.8%
4,249	Spirax-Sarco Engineering PLC	198,935

	MEDIA - 3.8%
1,198	FactSet Research Systems, Inc.	209,794
1,882	Walt Disney Co.	214,059
		423,853
	MISCELLANEOUS MANUFACTURING - 2.0%
1,405	3M Co.	220,880

	OIL & GAS SERVICES - 1.5%
8,830	TGS Nopec Geophysical Co. ASA	174,407

	PHARMACEUTICALS - 5.5%
2,211	Johnson & Johnson	223,377
3,551	Novo Nordisk A/S	189,657
8,250	Recordati SpA	206,230
		619,264
	RETAIL - 12.5%
3,230	Bed Bath & Beyond, Inc. *	192,605
4,661	Buckle, Inc. (a)	165,186
272	Chipotle Mexican Grill, Inc. - Cl. A *	174,143
2,599	Cie Financiere Richemont SA	223,502
3,022	Fielmann AG	212,997
5,154	Hennes & Mauritz AB	201,778
6,149	Industria de Diseno Textil SA	231,857
		1,402,068
	SEMICONDUCTORS - 1.9%
9,793	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	215,054

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2015

Shares	Security	Value
	SOFTWARE - 5.9%
2,515	Check Point Software Technologies, Ltd. *	$213,624
4,597	Microsoft Corp.	241,986
5,268	Oracle Corp.	204,609
		660,219

	TOTAL COMMON STOCKS (Cost - $9,289,324)	10,311,275

	SHORT-TERM INVESTMENTS - 10.6%
	MONEY MARKET FUND - 10.6%
1,187,757	Federated Prime Obligations Fund, Institutional Shares, 0.10% + (a)	1,187,757
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,187,757)

Contracts^
	OPTION CONTRACTS PURCHASED *- 0.6%
	PUT OPTIONS PURCHASED - 0.6%
370	iShares MSCI EAFE ETF
	Expiration December 2015, Exercise price $60.00	29,970
600	iShares MSCI Emerging Markets ETF
	Expiration November 2015, Exercise price $34.50	36,600
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $83,780)	66,570

	TOTAL INVESTMENTS - 103.4% (Cost - $10,560,861)(b)	$11,565,602
	OPTION CONTRACTS WRITTEN - (0.2)% (Premiums Received - $39,628)(b)	(25,640)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.2)%	(361,577)
	NET ASSETS - 100.0%	$11,178,385

ADR - American Depositary Receipt

PLC - Public Limited Company

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2015.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	All or a portion of this security is segregated as collateral for put options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $10,716,056 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,518,269
Unrealized Depreciation:	(694,366)
Net Unrealized Appreciation:	$823,903

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund

PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)

October 31, 2015

Contracts^	Security	Value
	OPTION CONTRACTS WRITTEN * - (0.2)%
	PUT OPTION CONTRACTS WRITTEN - (0.2)%
(370)	iShares MSCI EAFE ETF
	Expiration December 2015, Exercise price $57.00	$(11,840)
(600)	iShares MSCI Emerging Markets ETF
	Expiration November 2015, Exercise price $33.00	(13,800)
	TOTAL PUT OPTION CONTRACTS WRITTEN (Premiums Received - $39,628)	(25,640)

	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $39,628)	$(25,640)

# of Contracts		Unrealized Appreciation (Depreciation)
	OPEN SHORT FUTURES CONTRACTS
(1)	Dax Index, December 2015	$(34,260)
	(Underlying Face Amount $299,051)
(2)	FTSE 100 Index, December 2015	(10,831)
	(Underlying Face Amount $194,605)
(1)	Hang Seng Index, November 2015	2,265
	(Underlying Face Amount $146,347)
(12)	S&P 500 E-Mini, December 2015	(78,938)
	(Underlying Face Amount $1,244,250)
	TOTAL OPEN LONG FUTURES CONTRACTS	$(121,764)

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2015

Shares	Security	Value
	MUTUAL FUNDS - 80.4%
	DEBT FUNDS - 80.4%
2,216,359	BlackRock High Yield Bond - Institutional Class	$16,800,000
566,802	Hotchkis and Wiley High Yield Fund - Class I	6,722,267
1,898,305	PIMCO High Yield Fund - Institutional Shares	16,875,932
	TOTAL MUTUAL FUNDS (Cost - $40,600,000)	40,398,199

	EXCHANGE-TRADED FUND - 12.9%
	DEBT FUND - 12.9%
75,510	iShares iBoxx $ High Yield Corporate Bond ETF (a)	6,461,391
	TOTAL EXCHANGE-TRADED FUND (Cost - $6,423,473)

	SHORT-TERM INVESTMENTS - 0.0%
	MONEY MARKET FUND - 0.0%
8,331	Federated Prime Obligations Fund, Institutional Shares, 0.10% +	8,331
	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,331)

Contracts^
	OPTION CONTRACTS PURCHASED *- 0.7%
	PUT OPTIONS PURCHASED - 0.7%
2,320	iShares Russell 2000 ETF
	Expiration December 2015, Exercise price $112.50	338,720
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $513,861)

	TOTAL INVESTMENTS - 94.0% (Cost - $47,545,665)(b)	$47,206,641
	OPTION CONTRACTS WRITTEN - (0.2) % (Premiums Received - $185,176)(b)	(106,721)
	OTHER ASSETS LESS LIABILITIES - 6.2%	3,127,592
	NET ASSETS - 100.0%	$50,227,512

ETF - Exchange-Traded Fund

*	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2015.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	All or a portion of this security is segregated as collateral for put options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $47,537,650 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,145
Unrealized Depreciation:	(452,874)
Net Unrealized Depreciation:	$(437,729)

Contracts^		Value
	OPTION CONTRACTS WRITTEN *- (0.2)%
	PUT OPTIONS WRITTEN - (0.2)%
(2,320)	iShares Russell 2000 ETF
	Expiration December 2015, Exercise price $106.50	$(106,721)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $185,176)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2015

	CMG Tactical
	Futures	CMG Global	CMG Tactical
	Strategy Fund	Equity Fund	Bond Fund

Assets:
Investments in Securities at Value (identified cost $6,572,698, $10,560,861 and $47,545,665, respectively)	$6,572,698	$11,565,602	$47,206,641
Cash	—	—	24,022
Deposits with Broker	800,385	275,008	—
Dividends and Interest Receivable	—	15,524	119,849
Receivable for Fund Shares Sold	13,926	1,124	11,801
Receivable for Securities Sold	—	22,818	3,299,661
Prepaid Expenses and Other Assets	17,238	21,500	5,513
Total Assets	7,404,247	11,901,576	50,667,487

Liabilities:
Due to Custodian/Broker	—	452,854	—
Payable for Securities Purchased	—	95,138	—
Payable for Fund Shares Redeemed	49,035	861	237,159
Due to Broker - Variation Margin	—	121,764	—
Option Contracts Written, at Value (premiums received $0, $39,628, and $185,176, respectively)	—	25,640	106,721
Accrued Advisory Fees	9,245	11,491	39,401
Accrued Distribution Fees	210	978	75
Accrued Expenses and Other Liabilities	34,138	14,465	56,619
Total Liabilities	92,628	723,191	439,975

Net Assets	$7,311,619	$11,178,385	$50,227,512

Composition of Net Assets:
At October 31, 2015, Net Assets consisted of:
Paid-in-Capital	$11,871,758	$10,402,420	$52,600,591
Accumulated Net Investment Income (Loss)	(265,536)	(155,577)	21,192
Accumulated Net Realized Gain (Loss) From Investments, Futures, Options and Foreign Currency Transactions	(4,294,603)	27,138	(2,133,702)
Net Unrealized Appreciation (Depreciation) on:
Investments	—	1,004,741	(163,883)
Futures	—	(121,764)	—
Options	—	13,988	(96,686)
Foreign Currency Translations	—	7,439	—
Net Assets	$7,311,619	$11,178,385	$50,227,512

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$617,825	$4,632,226	$244,013
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized	104,990	427,495	25,535

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$5.88	$10.84	$9.56
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$6.24	$11.50	$10.14

Class I Shares:
Net Assets	$6,693,794	$6,546,159	$49,983,499
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized	1,124,798	601,260	5,229,176
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$5.95	$10.89	$9.56

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2015

	CMG Tactical
	Futures Strategy	CMG Global	CMG Tactical
	Fund	Equity Fund	Bond Fund

Investment Income:
Dividend Income (net of foreign taxes withheld of $0, $8,799 and $0, respectively)	$—	$101,341	$833,863
Interest Income	3,753	448	2,489
Total Investment Income	3,753	101,789	836,352

Expenses:
Investment Advisory Fees	80,026	75,330	244,360
Administration Fees	62,672	62,672	80,859
Distribution Fees- Class A	2,150	6,057	122
Non 12b-1 Shareholder Servicing Fees	9,812	2,507	1,755
Interest Expense	—	24,088	12,648
Miscellaneous	(5)	—	5,374
Net Expenses	154,655	170,654	345,118
Net Investment Income (Loss)	(150,902)	(68,865)	491,234

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	—	290,416	(1,848,881)
Futures Contracts	(2,275,754)	(30,627)	—
Option Contracts Purchased	—	51,276	1,171,746
Option Contracts Written	—	(27,280)	(781,265)
Net Change in Unrealized Appreciation (Depreciation) On:
Investments	104	(310,497)	(627,345)
Futures Contracts	—	(145,428)	—
Option Contracts Written	—	68,217	(136,954)
Foreign Currency Translations	—	6,484	—
Net Realized and Unrealized Loss on Investments	(2,275,650)	(97,439)	(2,222,699)

Net Decrease in Net Assets Resulting From Operations	$(2,426,552)	$(166,304)	$(1,731,465)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Tactical Futures Strategy Fund		CMG Global Equity Fund		CMG Tactical Bond Fund
	For the Six	For the Year	For the Six	For the Year	For the Six	For the Period
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	October 31, 2015	April 30, 2015	October 31, 2015	April 30, 2015	October 31, 2015	April 30, 2015*
Operations:	(Unaudited)		(Unaudited)		(Unaudited)
Net Investment Income (Loss)	$(150,902)	$(485,445)	$(68,865)	$(59,190)	$491,234	$1,083,708
Net Realized Gain (Loss) on Investments	(2,275,754)	(1,704,912)	283,785	(176,260)	(1,458,400)	(759,063)
Distributions of Realized Gains from Underlying Investment Companies	—	—	—	—	—	92,192
Net Change in Unrealized Appreciation (Depreciation) on Investments	104	2,695	(381,224)	559,362	(764,299)	503,730
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,426,552)	(2,187,662)	(166,304)	323,912	(1,731,465)	920,567

Distributions to Shareholders from:
Net Investment Income
Class A	—	—	—	(10,679)	(885)	—
Class I	—	—	—	(36,780)	(469,157)	(1,174,924)
Net Realized Gains
Class A	—	—	—	(63,829)	—	—
Class I	—	—	—	(124,585)	—	—
Total Distributions to Shareholders	—	—	—	(235,873)	(470,042)	(1,174,924)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	—	358,099	672,548	3,349,898	245,010	—
Distributions Reinvested	—	—	—	73,587	885	—
Cost of Shares Redeemed	(661,945)	(5,715,872)	(983,441)	(1,226,323)	—	—
Total Class A Transactions	(661,945)	(5,357,773)	(310,893)	2,197,162	245,895	—

Class I Shares:
Proceeds from Shares Issued	233,488	7,481,662	362,297	4,035,769	10,201,872	63,951,320
Distributions Reinvested	—	—	—	157,998	418,557	1,055,682
Cost of Shares Redeemed	(3,776,993)	(20,743,283)	(1,874,710)	(8,788,658)	(8,713,741)	(14,476,209)
Total Class I Transactions	(3,543,505)	(13,261,621)	(1,512,413)	(4,594,891)	1,906,688	50,530,793

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(4,205,450)	(18,619,394)	(1,823,306)	(2,397,729)	2,152,583	50,530,793

Increase (Decrease) in Net Assets	(6,632,002)	(20,807,056)	(1,989,610)	(2,309,690)	(48,924)	50,276,436

Net Assets:
Beginning of Period	13,943,621	34,750,677	13,167,995	15,477,685	50,276,436	—
End of Period**	$7,311,619	$13,943,621	$11,178,385	$13,167,995	$50,227,512	$50,276,436

* Commencement of Operations on October 6, 2014.
** Includes accumulated net investment income (loss) of:	$(265,536)	$(114,634)	$(155,577)	$(86,712)	$21,192	$—

Share Activity:
Class A Shares:
Shares Issued	—	42,413	62,188	305,591	25,442	—
Shares Reinvested	—	—	—	6,738	93	—
Shares Redeemed	(94,320)	(690,443)	(90,490)	(111,390)	—	—
Net increase (decrease) in shares of beneficial interest outstanding	(94,320)	(648,030)	(28,302)	200,939	25,535	—

Class I Shares:
Shares Issued	34,327	887,953	33,307	369,238	1,040,021	6,400,248
Shares Reinvested	—	—	—	14,428	42,991	106,919
Shares Redeemed	(527,402)	(2,505,188)	(170,815)	(800,330)	(897,240)	(1,463,763)

Net increase (decrease) in shares of beneficial interest outstanding	(493,075)	(1,617,235)	(137,508)	(416,664)	185,772	5,043,404

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class A
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	October 31, 2015		April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$7.61		$8.47	$8.52	$9.16	$10.00

Decrease From Operations:
Net investment loss (a)	(0.11)		(0.18)	(0.18)	(0.18)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(1.62)		(0.68)	0.13	(0.46)	(0.81)
Total from operations	(1.73)		(0.86)	(0.05)	(0.64)	(0.84)

Net Asset Value, End of Period	$5.88		$7.61	$8.47	$8.52	$9.16

Total Return (b)	(22.73	)% (d)	(10.15)%	(0.59)%	(6.99)%	(8.40	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$618		$1,516	$7,177	$4,390	$1,741
Ratio of expenses to average net assets:
Before expense reimbursement	3.13	% (c)	2.50%	2.38%	2.57%	9.51	% (c)
After expense reimbursement	3.13	% (c)	2.36%	2.25%	2.25%	2.25	% (c)
Ratio of net investment loss to average net assets	(3.06	)% (c)	(2.24)%	(2.13)%	(2.13)%	(2.25	)% (c)
Portfolio turnover rate	0	% (d)	0%	11%	0%	0	% (d)

*	Class A shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Futures Strategy Fund
	Class I
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	October 31, 2015		April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$7.68		$8.52	$8.55	$9.17	$10.00

Decrease From Operations:
Net investment loss (a)	(0.10)		(0.16)	(0.16)	(0.15)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(1.63)		(0.68)	0.13	(0.47)	(0.80)
Total from operations	(1.73)		(0.84)	(0.03)	(0.62)	(0.83)

Net Asset Value, End of Period	$5.95		$7.68	$8.52	$8.55	$9.17

Total Return (b)	(22.53	)% (d)	(9.86)%	(0.35)%	(6.76)%	(8.30	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,694		$12,427	$27,573	$11,799	$5,106
Ratio of expenses to average net assets:
Before expense reimbursement	2.88	% (c)	2.18%	2.08%	2.35%	9.38	% (c)
After expense reimbursement	2.88	% (c)	2.06%	1.95%	1.85%	1.85	% (c)
Ratio of net investment loss to average net assets	(2.81	)% (c)	(1.95)%	(1.83)%	(1.73)%	(1.85	)% (c)
Portfolio turnover rate	0	% (d)	0%	11%	0%	0	% (d)

*	Class I shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A
	Six Months		Year	Period
	Ended		Ended	Ended
	October 31, 2015		April 30, 2015	April 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.00		$10.95	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.07)		(0.07)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.09)		0.30	1.07
Total from operations	(0.16)		0.23	1.04

Distributions to shareholders from:
Net investment income	—		(0.03)	—
Net realized gains	—		(0.15)	(0.09)
Total distributions	—		(0.18)	(0.09)

Net Asset Value, End of Period	$10.84		$11.00	$10.95

Total Return (b)	(1.36	)% (d)	2.12%	10.39	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,632		$5,013	$2,791
Ratio of expenses to average net assets:
Before expense reimbursement	2.57	% (c)	2.48%	3.24	% (c)
After expense reimbursement	2.57	% (c)	2.31%	1.90	% (c)
Ratio of net investment loss to average net assets	(1.26	)% (c)	(0.67)%	(0.33	)% (c)
Portfolio turnover rate	18	% (d)	41%	40	% (d)

*	Class A shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class I
	Six Months		Year	Period
	Ended		Ended	Ended
	October 31, 2015		April 30, 2015	April 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.04		$10.98	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.06)		(0.04)	(0.02)
Net gain (loss) from investments (both realized and unrealized)	(0.09)		0.30	1.09
Total from operations	(0.15)		0.26	1.07

Distributions to shareholders from:
Net investment income	—		(0.05)	—
Net realized gains	—		(0.15)	(0.09)
Total distributions	—		(0.20)	(0.09)

Net Asset Value, End of Period	$10.89		$11.04	$10.98

Total Return (b)	(1.27	)% (d)	2.39%	10.69	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,546		$8,155	$12,687
Ratio of expenses to average net assets:
Before expense reimbursement	2.32	% (c)	2.25%	2.50	% (c)
After expense reimbursement	2.32	% (c)	1.98%	1.65	% (c)
Ratio of net investment loss to average net assets	(1.01	)% (c)	(0.32)%	(0.21	)% (c)
Portfolio turnover rate	18	% (d)	41%	40	% (d)

*	Class I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A		Class I
	Period		Six Months		Period
	Ended		Ended		Ended
	October 31, 2015 *		October 31, 2015		April 30, 2015 **
	(Unaudited)		(Unaudited)
Net Asset Value, Beginning of Period	$9.96		$9.97		$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.06		0.09		0.21
Net gain (loss) from investments (both realized and unrealized)	(0.42)		(0.41)		(0.02)
Total from operations	(0.36)		(0.32)		0.19

Distributions to shareholders from:
Net investment income	(0.04)		(0.09)		(0.22)
Total distributions	(0.04)		(0.09)		(0.22)

Net Asset Value, End of Period	$9.56		$9.56		$9.97

Total Return (b)	(3.60	)% (f)	(3.22	)% (f)	1.94	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$244		$49,983		$50,276
Ratio of expenses to average net assets (c)	1.56	% (e)	1.31	% (e)	1.53	% (e)
Ratio of net investment loss to average net assets (c)(d)	1.63	% (e)	1.88	% (e)	3.71	% (e)
Portfolio turnover rate	623	% (f)	623	% (f)	442	% (f)

*	Class A shares commenced operations on May 29, 2015.

**	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2015

1.	ORGANIZATION

CMG Tactical Futures Strategy Fund (the “Futures Fund”), CMG Global Equity Fund (the “Global Fund”) and CMG Tactical Bond Fund (formerly CMG Managed High Yield Fund) (the “Bond Fund”) (each a “Fund”, collectively, the “Funds”), are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. The Futures Fund offered Manager Class shares through January 6, 2014. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The investment objective of Futures Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Futures Fund commenced operations on February 28, 2012. The Global Fund seeks long term total return with less volatility than global equity markets as its investment objective. Class A and Class I of the Global Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a

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October 31, 2015

major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015 for the Funds’ assets and liabilities measured at fair value:

Futures Fund:	Level 1	Level 2	Level 3	Total
Assets*
Short-Term Investments	$6,572,698	$—	$—	$6,572,698
Total Assets	$6,572,698	$—	$—	$6,572,698

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$10,311,275	$—	$—	$10,311,275
Short-Term Investments	1,187,757	—	—	1,187,757
Option Contracts Purchased	66,570	—	—	66,570
Total Assets	$11,565,602	$—	$—	$11,565,602
Liabilities
Option Contracts Written	$25,640	$—	$—	$25,640
Derivative Instruments**	121,764	—	—	121,764
Total	$147,404	$—	$—	$147,404

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$40,398,199	$—	$—	$40,398,199
Exchange-Traded Fund	6,461,391	—	—	6,461,391
Short-Term Investments	8,331	—	—	8,331
Option Contracts Purchased	338,720	—	—	338,720
Total Assets	$47,206,641	$—	$—	$47,206,641
Liabilities
Option Contracts Written	$106,721	$—	$—	$106,721
Total	$106,721	$—	$—	$106,721

*	Refer to the Portfolio of Investments for industry classifications.

**	Derivative instruments include cumulative net unrealized loss on futures contracts open at October 31, 2015.

The Funds did not hold any Level 2 or Level 3 securities during the year or period.

There were no transfers between Level 1 and Level 2 during the current year or period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies. Upon entering

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October 31, 2015

into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year or period end are included in the Funds’ Portfolios of Investments.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Offsetting of Financial Assets and Derivative Assets – The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following table show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2015.

Global Fund:

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Collateral Pledged/Received (1)	Net Amount
Options contracts purchased	$66,570	$—	$66,570	$—	$66,570	$—
Total	$66,570	$—	$66,570	$—	$66,570	$—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$25,640	$—	$25,640	$—	$25,640	$—
Future contracts	121,764	—	121,764		121,764	—
Total	$147,404	$—	$147,404	$—	$147,404	$—

Bond Fund:

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts purchased	$338,720	$—	$338,720	$—	$338,720	$—
Total	$338,720	$—	$338,720	$—	$338,720	$—

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities

		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$106,721	$—	$106,721	$—	$106,721	$—
Total	$106,721	$—	$106,721	$—	$106,721	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with deposits with Brokers on the Statements of Assets and Liabilities.

Derivatives Disclosure – Fair Values of Derivative Instruments in the Funds as of October 31, 2015:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$66,570	Option Contracts Written, at Value	$25,640

Futures on equity contracts			Due From Broker - Variation Margin	121,764	*
	Total	$66,570	Total	$147,404

*	Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2015.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

Bond Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$338,720	Option Contracts Written, at Value	$106,721

The effect of Derivative Instruments on the Statements of Operations for the year or period ended October 31, 2015:

Futures Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(2,275,754)	$—

Global Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(30,627)	$(145,248)
Options on equity purchased contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Purchased Contracts	51,276	$—
written contract	Unrealized Appreciation (Depreciation) on Written Contracts	(27,280)	68,217

Total		$(6,631)	$(77,031)

Bond Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Options on equity purchased contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on purchased options	$1,171,746	$—
written contracts	Unrealized Appreciation (Depreciation) on written options	(781,265)	(136,954)

Total		$390,481	$(136,954)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

The derivative instruments outstanding as of October 31, 2015 as disclosed in each Fund’s Portfolio of Investments and the amount of realized and change in unrealized gains and losses on derivative instruments during the period as disclosed in each Fund’s Statement of Operations serves as an indicator of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2012-2015) or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50%, 1.25% and 0.95% of the average daily net assets of the Futures Fund, Global Fund and Bond Fund, respectively. For the six months ended October 31, 2015, the Adviser earned advisory fees of $80,026 for the Futures Fund, $75,330 for the Global Fund, and $244,360 for the Bond Fund. The Adviser manages a portion of the Funds’ portfolios directly and may allocate the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Funds’ sub-advisers are Scotia Partners, LLC for the Futures Fund and AlphaSimplex Group, LLC for the Global Fund. The Adviser pays each sub-adviser a portion of its advisory fee. The Funds do not directly pay the sub-advisers.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Futures Fund may pay up to 0.40% for Class A shares and the Global Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the six months ended October 31, 2015, $2,150, $6,057, and $122 were accrued under the Plan for the Futures Fund, Global Fund, and Bond Fund, respectively. As of October 31, 2015, the Board has not implemented the Plan with respect to the Class I shares of Futures Fund and no distribution fees have been accrued against the net assets of that class for the six months ended October 31, 2015.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended October 31, 2015, the Distributor received underwriter commissions of $570 for sales of Class A shares; of which $82 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2015 amounted to $0 and $2,000,000, respectively, for the Futures Fund, $2,027,694 and $3,553,790, respectively, for the Global Fund and $323,446,595 and $320,402,409, respectively, for the Bond Fund.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the six months ended October 31, 2015 were as follows:

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Call Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	3,200	107,080	1,654	69,091
Options closed	(2,400)	(83,626)	(386)	(10,491)
Options expired	(800)	(23,454)	(1,268)	(58,600)
Options outstanding, end of period	—	$—	—	$—

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	2,390	$140,257	1,600	$201,932
Options written	15,245	1,141,755	(12,032)	(1,705,986)
Options closed	(15,965)	(1,225,612)	12,902	1,699,514
Options expired	(700)	(16,772)	(150)	(10,284)
Options outstanding, end of period	970	$39,628	2,320	$185,176

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended April 30, 2015 and April 30, 2014 was as follows:

	For the period ended April 30, 2015:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Fund	$142,883	$92,990	$—	$235,873
Bond Fund	1,083,708	8,431	82,785	1,174,924

	For the period ended April 30, 2014:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Fund	$97,824	$18,735	$—	$116,559

As of April 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Futures Fund	$—	$—	$(580,478)	$(1,553,005)	$—	$(104)	$(2,133,587)
Global Fund	61,053	—	(114,709)	(34,572)	(36,031)	1,066,528	942,269
Bond Fund	—	—	(481,242)	—	(16,899)	326,569	(171,572)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss, and unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles and the mark-to-market on open futures contracts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Futures Fund incurred and elected to defer such late year losses of $114,634.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Futures Fund	$465,844
Global Fund	$114,709
Bond Fund	$481,242

At April 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
Portfolio	2018	Short-Term	Long-Term	Total
Futures Fund	$—	$619,927	$933,078	$1,553,005
Global Fund	—	34,572	—	$34,572

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), adjustments related to passive foreign investment companies and the reclass of net operating losses and distributions, resulted in reclassifications for the following Funds for the year or period ended April 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Futures Fund	$(598,546)	$598,546	$—
Global Fund	(51,348)	19,937	31,411
Bond Fund	(82,785)	91,216	(8,431)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Futures Fund currently invests a portion of its assets in Federated Prime Obligations Fund, Institutional Shares (the “Federated Money Market Fund”). The Futures Fund may redeem its investment from the Federated Money Market Fund at any time if the Adviser determines that it is in the best interest of the Futures Fund and its shareholders to do so. The performance of the Futures Fund may be directly affected by the performance of the Federated Money Market Fund. The financial statements of the Federated Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2015, the percentage of the Futures Fund’s net assets invested in the Federated Money Market Fund was 89.9%.

The Bond Fund currently invests a portion of its assets in the BlackRock High Yield Bond – Institutional Class (the “BlackRock Fund”) and the PIMCO High Yield Fund – Institutional Shares (the “PIMCO Fund”). The Bond Fund may redeem its investments from the BlackRock Fund and PIMCO Fund at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund may be directly affected by the performance of the BlackRock Fund and the PIMCO Fund. The financial statements of the BlackRock Fund and PIMCO Fund, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2015, the percentage of the Bond Fund’s net assets invested in the BlackRock Fund and PIMCO Fund was 33.4% and 33.6%, respectively.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2015

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following. On November 16, 2015 CMG Tactical Futures Strategy Fund changed its name to CMG Long/Short Fund. At the same time Scotia Partners, LLC was removed as sub-advisor and the advisory fee was reduced from 1.50% to 1.00%.

CMG Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical
			Actual			(5% return before expenses)

	Funds	Beginning	Ending	Expenses		Ending	Expenses
	Annualized	Account Value	Account Value	Paid During		Account Value	Paid During
Class A	Expense Ratio	5/1/15	10/31/15	Period		10/31/15	Period
Futures Fund	3.13%	$1,000.00	$772.70	$13.95	*	$1,009.40	$15.81
Global Fund	2.57%	$1,000.00	$986.40	$12.83	*	$1,012.22	$13.00
Bond Fund	1.56%	$1,000.00	$964.00	$6.49	**	$1,014.57	$6.65

Class I
Futures Fund	2.88%	$1,000.00	$774.70	$12.85	*	$1,010.66	$14.56
Global Fund	2.32%	$1,000.00	$987.30	$11.59	*	$1,013.47	$11.74
Bond Fund	1.31%	$1,000.00	$967.80	$6.48	*	$1,018.55	$6.65

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2015 (184) divided by the number of days in the fiscal year (366).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period May 29, 2015 (commencement of operations) to October 31, 2015 (155) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, Pennsylvania 19406

Sub-Adviser	Scotia Partners, LLC
Tactical Fund	436 Ridge Road
Spring City, PA 19475

Sub-Adviser	AlphaSimplex Group, LLC
Global Fund	One Cambridge Center, 7th Floor
Cambridge, MA 02142

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
17605 Wright Street ● Suite 2 ● Omaha, NE 68130
1-866-CMG-9456

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)       Not applicable for open-end investment companies.

(b)           Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers
Andrew B. Rogers, President/Principal Executive Officer

Date	1/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers
Andrew B. Rogers, President/Principal Executive Officer

Date	1/8/16

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Treasurer/Principal Financial Officer
Date	1/8/16